EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Teleconnect Inc. and subsidiaries (the “Company”) for the fiscal year ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and President and the principal accounting and financial officer of the Company each hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: June 17, 2009	/s/ Dirk L. Benschop
Dirk L. Benschop, Director, Chief Executive Officer, and President

Date: June 17, 2009	/s/ Alfonso de Borbón
Alfonso de Borbon, Vice President of Corporate Development, Chief Financial Officer, and principal accounting officer